                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 7, 2001



                           SUPERIOR FINANCIAL CORP.
            (Exact name of registrant as specified in its charter)



       Delaware                       0-25239                  51-0379417
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)



          16101 LaGrande Drive, Suite 103
          Little Rock, Arkansas                                 72223
          (Address of Principal Executive Office)             (Zip code)




       Registrant's telephone number, including area code: 501-324-7255
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Item 9.  Regulation FD Disclosure

                                       2
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[LOGO]

                                   SUPERIOR
                                FINANCIAL CORP
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[LOGO] Superior Financial Corp


 .   $1.7 Billion thrift holding company headquartered in Little Rock, Arkansas

 .   Owns largest independent unit bank in Arkansas

 .   Operates 57 offices along Interstate 40 corridor including Little Rock, Fort
    Smith, NW Arkansas, and NE Oklahoma

 .   Focuses on low to moderate income consumers and small business banking

 .   Trades under the symbol SUFI on the NASDAQ National Market


                                                                        SUPERIOR

                                                                               1
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[LOGO] Superior Locations

                              [MAP APPEARS HERE]

   .  SFB Branch (55)
   .  LPO (3)

   As of 3/31/01


                                                                        SUPERIOR

                                                                               2
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[LOGO] 1998 - 2000 Accomplishments


     . Achieved earnings per share annual compound growth of 21%

     . Grew total loans by 54% while maintaining strong credit quality

     . Grew transaction deposit accounts by 21%

     . Overhauled delivery channels - nine new or renovated branches, new call center, internet banking, etc.

                                                                        SUPERIOR

                                                                               3
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[LOGO] 1998 - 2000 Accomplishments (continued)

  .  Implemented new strategic businesses -
     .  Commercial Banking
     .  Investments
     .  Insurance
     .  Finance Company


  .  Completed 10% stock repurchase program


                                                                        SUPERIOR

                                                                               4
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 [LOGO] Earnings Per Share

                                   ---------
                                   BAR GRAPH
                                   ---------

 .22    .21    .23    .25     .27    .30    .31    .31     .32    .33  .34  .34

 2Q     3Q     4Q     1Q      2Q     3Q     4Q     1Q      2Q     3Q   4Q   1Q

                                                                        SUPERIOR

                                                                               5
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 [LOGO] Loan Growth

                                (in Thousands)

                                  [BAR GRAPH]


                                                                        SUPERIOR

                                                                               6
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[LOGO] NPA Ratio

                                   ---------
                                   BAR GRAPH
                                   ---------

                            -----------------------
                                  Peer  Group
                            -----------------------
                            .79%     .93%      .78%

 .59%   .50%   .40%   .44%   .38%   .24%    .24%   .28%   .35%  .33%  .49% .49%

 2Q     3Q     4Q     1Q      2Q     3Q     4Q     1Q      2Q     3Q   4Q   1Q


                                                                        SUPERIOR

                                                                               7
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[LOGO] Net Charge-offs


                                   ---------
                                   BAR GRAPH
                                   ---------

                        -------------------------------
                                  Peer Group
                        -------------------------------
                        .17%         .26%          .23%


 .22%   .25%   .20%   .14%    .13%  .13%   .20%    .13%    .14%  .09% .25% .26%
 2Q     3Q     4Q     1Q      2Q     3Q     4Q     1Q      2Q     3Q   4Q   1Q


                                                                        SUPERIOR

                                                                               8
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[LOGO] Loan Mix
                                  [PIE CHART]

                   Mortgage         Commercial     Consumer

                      58%                8%           34%

                                 1st Qtr. 1998



                                  [PIE CHART]

                                 1st Qtr. 2001

                       Commercial    Mortgage   Consumer
                          25%         42%         33%


                                                                        SUPERIOR

                                                                               9
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 [LOGO] Deposits


                                  [BAR GRAPH]


                                                                        SUPERIOR

                                                                              10
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[LOGO] Deposits

                                  [PIE CHART]

                                                  Interest
                                 Non-Interest      Bearing
                                   Bearing       Transaction
                 Time Deposits    Deposits       Accounts
                      52%            8%              40%

                                1/st/ Qtr. 2001
                                ---------------

                                                                        SUPERIOR

                                                                              11
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[LOGO] Non-Interest Income

                                  [BAR GRAPH]
                2Q  3Q  4Q  1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q  1Q

                                                                        SUPERIOR

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[LOGO] 2001 - 2003 Strategic Initiatives

  .  Cross-sell current customers (184,000 households)

  .  Align overhead to new economy

  .  Install commercial bank technology

  .  Acquire commercial bankers from recently merged banks

  . Expand fee and margin enhancing businesses -investments,insurance, finance company, mortgage

                                                                        SUPERIOR

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[LOGO] 2001 - 2003 Strategic Initiatives (continued)

  .  Strengthen franchise in NW Arkansas & Tulsa

  .  Capitalize on legislative changes in Arkansas banking
     .  Public funds
     .  Usury law

  .  Change name to "Superior Bank"


                                                                        SUPERIOR

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[LOGO] FASB Goodwill Impact


                       1.57  1.87    $ 1.45 & 1.62 are current street estimate
     0.88  1.13  1.30  1.45  1.62
                                     $ Assumes 7/1/01
                                     FASB change
                                     $ P/E Ratio at current Market value with FASB Adjustment

                                               . 2000 - 10x

                                               . 2001 - 8.3x

                                               . 2002 - 7.0x

                                                                        SUPERIOR

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[LOGO]

                                  SUPERIOR(R)
                         BANKING.INVESTMENTS.INSURANCE /(R)/
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[LOGO] Disclosure Statement

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.
     This Presentation contains forward-looking statements within the meaning of the federal securities laws. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward- looking statements include, among other things, the following possibilities: (i) deposit attrition, customer loss, or revenue loss in the ordinary course of business; (ii) increases in competitive pressure in the banking industry; (iii) costs or difficulties related to the integration of the businesses of Superior Financial Corp and the institutions acquired are greater than expected; (iv) changes in the interest rate environment which reduce margins (v) general economic conditions, either nationally or regionally, that are less favorable than expected, resulting in, among other things, a deterioration in credit quality; (vi) changes which may occur in the regulatory environment; (vii) a significant rate of inflation (deflation); and (viii) changes in the securities markets and (ix) the ability of Superior Financial Corp to achieve the strategies and goals set forth herein. When used in this Presentation, the words believes, estimates, plans, expects, should, may, might, outlook, and anticipates, and similar expressions as they relate to Superior Financial Corp (including its subsidiaries), or its management are intended to identify forward-looking statements. Similarly, Superior's description of any "goals", "strategies," "forecasts," or "initiatives" are also forward-looking statements.

                                                                        SUPERIOR
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SUPERIOR FINANCIAL CORP.
                                                  ------------------------------
                                                    (Registrant)





Date:    May 7, 2001                              /s/ Rick D. Gardner
                                                  ------------------------------
                                                        Rick D. Gardner
                                                        Chief Financial Officer

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